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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 10, 2005

                               IMMUNOMEDICS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     000-12104                61-1009366
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(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)

     300 American Road, Morris Plains, New Jersey                 07950
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code  (973) 605-8200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

           (d) On January 11, 2005, Immunomedics, Inc. (the "Company") issued a press release announcing that Don C. Stark has been appointed to the Company's Board of Directors on January 10, 2005. It has not yet been determined on which committees of the Board of Directors Mr. Stark will serve. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits:

                   99.1  Press Release, dated January 11, 2005

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMMUNOMEDICS, INC
                                             -----------------------------------
                                             (Registrant)

Date January 12, 2005
                                             By:     /s/ GERARD G. GORMAN
                                                     ---------------------------
                                             Name:   Gerard G. Gorman
                                             Title:  Vice President, Finance and
                                                     Chief Financial Officer